UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05617

Taiwan Greater China Fund

(Exact name of registrant as specified in charter)

Bank Tower, Room 1001
205 Dun Hua North Road
Taipei 105, Taiwan
Republic of China
(Address of principal executive offices)           (Zip code)

Brown Brothers Harriman
40 Water Street, P. O. 962047,
Boston, MA 02196-2047
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-617-742-1818

Date of fiscal year end: December 31

Date of reporting period: June 30, 2005

TAIWAN GREATER CHINA FUND
www.taiwangreaterchinafund.com

Taiwan Office:
Room 1001, 205 DunHua North Road
Taipei, Taiwan, Republic of China
Tel: 886-2-2715-2988
Fax: 886-2-2715-3166

Officers and Trustees:
David N. Laux, Chairman and Trustee
Steven R. Champion, President and Chief Executive
Officer
Edward B. Collins, Trustee and Audit Committee
Member
Frederick C. Copeland, Jr., Trustee and Audit Committee
Member
Robert P. Parker, Trustee and Audit Committee
Member
Cheryl Chang, Chief Financial Officer,
Treasurer and Secretary

Administrator & Custodian:
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109
U.S.A.
Tel: (617) 742-1818

Transfer Agent,
Paying and Plan Agent:
Computershare Shareholder Services, Inc.
P.O. Box 43010
Providence, RI 02940-3010
U.S.A.
Telephone: 1-800-426-5523

Investor Relations & Communications:
The Altman Group
60 East 42nd Street, Suite 405
New York, NY 10165
U.S.A.
Telephone: (212) 681-9600

U.S. Legal Counsel:
Bingham McCutchen LLP
150 Federal Street
Boston, MA 02110-1726
U.S.A.
Tel: (617) 951-8000

For information on the Fund, including the NAV,
please call toll free 1-800-343-9567.

DEAR STOCKHOLDERS

Taiwan Greater China Fund (Ticker: TFC) continued to follow a disciplined and sharply focused investment strategy in the second quarter of 2005. The Fund also continued to make progress in its efforts to reduce expenses and to achieve a lower discount to net asset value (NAV).

TFC’s share price achieved total returns of 4.3% during the second quarter of 2005 and 20.2% for the 12 months ending June 30, 2005. The Fund’s NAV yielded total returns of 4.4% and 16.2% for the quarter and for the 12 months, respectively, after expenses. The corresponding NAV total returns before unaudited investment expenses were 4.8% and 19.1% for the same periods.

These results compare to US$ denominated returns for the Taiwan China Strategy Index1 of 5.2% and 17.0% for the quarter and the previous 12 months, respectively. The Taiwan Stock Exchange Index (“TAIEX”) provided US$ total returns of 3.8% and 16.7% for the same periods. The MSCI Taiwan Index returned 5.7% and 14.6% for the quarter and the 12 months ending June 30.

The Fund’s discount to NAV averaged 8.2% during the first half of 2005 compared with 10.5% for the corresponding period in 2004. The first half’s average discount to NAV is the lowest average recorded for the Fund during the first six months of any year since 1996. The smallest closing discount during the first half of 2005 of 4.3% was recorded on March 30, and the largest closing discount was 12.1% on April 14. On an intraday basis, the lowest discount during the first half of 2005 was 2.7% on March 24 and the highest discount was 12.9% on April 26.

Average and median trading volumes of the Fund’s shares on the New York Stock Exchange during the first half of 2005 were 37,100 shares and 18,600 shares, respectively. This compares to an average of 72,100 shares and a median of 19,900 shares during the same period in 2004.

Unaudited total expenses for the first half of 2005 were approximately $1,100,000 compared to $1,750,421 for the same period in 2004, a reduction of approximately 40%. Unaudited legal fees were reduced approximately 77% from the first six months of 2004 to approximately $99,000 for the first half of this year. For the first six months of 2005, the unaudited ratio of expenses to average net assets was 0.97%.

TFC’s returns are highly correlated to the returns of the TAIEX with an R2 of 0.92 since the inception in early 2004 of the Fund’s new investment strategy to June 30, 2005. For the same period, the Fund’s beta is 1.04 relative to the TAIEX, and its weekly alpha is 0.14%.

The Fund’s portfolio of quality companies had attractive valuations at June 30, with a price earnings ratio of 14.5, a price book ratio of 2.2and dividend yield of 4.4%. In addition to these valuations, the portfolio’s return on equity was 15.8%. All of these calculations are based on weighted average statistics from MSCI or, in the case of the average weighted dividend yield, Bloomberg.

Taiwan made two changes in its financial system in the second quarter of 2005 that could have far-reaching consequences. In a stride forward in promoting closer economic relations with China, Taiwan’s top financial regulator announced that Chinese banks could open representative offices on the island. China, starting in 2002, has granted Taiwan banks entry into the mainland and in November 2003 said that several Chinese banks could set up Taiwan offices. Some foreign analysts saw the Taiwan action as important progress toward allowing more Chinese companies to do business in Taiwan. The Taiwan Stock Exchange also announced relaxation of certain restrictions on short-selling of securities. This step is part of Taiwan’s efforts to align its practices with those on major international exchanges and to gain developed-market status in the FTSE Group’s global stock indexes. Funds estimated at $2.5 trillion use the indexes as benchmarks, and the FTSE Group has included Taiwan on a list for possible upgrade in September.

The Fund continues to repurchase shares pursuant to the share repurchase program begun in November 2004. As of June 30, 2005, 1,794,000 shares have been repurchased at an average discount to net asset value of 7.1%.

The Fund’s shareholders approved a fundamental policy to adopt an interval fund structure at their June 21 annual shareholder meeting. Accordingly, the Fund will begin conducting semi-annual repurchase offers for at least 5% of total shares outstanding.

We believe that the Fund offers investors a logical and effective way to participate in China’s economic growth through Taiwan-listed companies. Management remains focused on providing shareholder value through strong investment performance, expense control, and attention to the Fund’s discount to net asset value.

Respectfully submitted,

Steven R. Champion
President and
Chief Executive Officer

July 25, 2005

p.s. We are enclosing with this report a letter concerning your ability to participate in the Fund’s Dividend Reinvestment Plan.

1 Source: MSCI. This information is for internal use only and may not be redistributed or used in connection with creating or offering any securities, financial products or indices. Neither MSCI nor any other third party involved in or related to compiling, computing or creating the MSCI data (the “MSCI Parties”) makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and the MSCI Parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to such data. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Taiwan China Strategy Index is a custom index calculated by MSCI for, and as requested by, Taiwan Greater China Fund. To calculate this Index MSCI starts with the MSCI Taiwan Index and then excludes those securities selected by Taiwan Greater China Fund on a quarterly basis based on Taiwan Greater China Fund’s screening criteria. MSCI has no role in developing, reviewing or approving Taiwan Greater China Fund’s investing criteria or the list of companies excluded from the MSCI Taiwan Index by Taiwan Greater China Fund to create the Taiwan China Strategy Index.

* * * * * * *
Past performance is no guarantee of future results. The returns reflected in this report assume the reinvestment of dividends and capital gains.

Portfolio Highlights
SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF JUNE 30, 2005 (Unaudited)

Industry Diversification

		Percent of
Industry	U.S. $ Value	Net Assets
Computer Systems & Hardware	21,285,035	19.47%
Semiconductors	16,168,525	14.79
Plastics	12,055,503	11.03
Flat-Panel Displays	9,935,911	9.09
Computer Peripherals/ODM	9,759,655	8.93
Steel & Other Metals	9,439,536	8.64
Electronics Components	6,134,520	5.61
Other - Non-Technology	4,559,486	4.17
Transportation	3,645,883	3.34
Automobile	2,895,053	2.65
Electrical & Machinery	2,452,146	2.24
Cement	2,345,438	2.15
Communications Equipment	2,221,927	2.03
Food	1,804,590	1.65
Rubber	1,474,355	1.35
Textiles	579,777	0.53
Glass, Paper & Pulp	574,012	0.53
Chemicals	517,254	0.47
Electronics - General	475,363	0.43
Retailing	449,051	0.41
Short Term Investments	209,726	0.19
Other Assets in Excess of Liabilities	326,378	0.30
Net Assets	$ 109,309,124	100.00

TAIWAN GREATER CHINA FUND
Schedule of Investments (Unaudited) / June 30, 2005

COMMON STOCKS — 99.51%			% of	U.S. Dollar
Automobile — 2.65%			Net Assets	Value
1,003,000	shs.	China Motor Corp.	0.95	$ 1,037,422
169,528		Tong Yang Industry Co., Ltd.	0.22	240,766
283,000		TYC Brother Industrial Co., Ltd.	0.20	221,996
1,204,885		Yulon Motor Co., Ltd.	1.28	1,394,869
				2,895,053
Cement — 2.15%
1,790,090		Asia Cement Corporation	1.08	1,174,897
1,883,290		Taiwan Cement Corp.	1.07	1,170,541
				2,345,438
Chemicals — 0.47%
790,000		Eternal Chemical Co., Ltd.	0.47%	517,254

Communications Equipment — 2.03%
887,748		D-Link Corp.	0.96%	1,047,383
494,450		Zyxel Communicationns Corp.	1.07%	1,174,544
				2,221,927
Computer Systems & Hardware — 19.47%
731,286		Acer Inc.	1.32	1,445,686
109,166		Advantech Co., Ltd.	0.24	258,974
1,976,000		Asustek Computer Inc.	5.11	5,587,677
1,008,285		Compal Electronics Inc.	0.92	1,003,023
702,600		Elitegroup Computer Systems Co., Ltd.	0.42	462,251
188,950		Giga-Byte Technology Co., Ltd.	0.20	222,329
2,035,417		Hon Hai Precision Industry Co., Ltd.	9.69	10,590,735
748,550		Inventec Corp.	0.32	350,420
712,743		Quanta Computer Inc.	1.25	1,363,940
				21,285,035
Electrical & Machinery — 2.24%
806,000		Teco Electric & Machinery Co., Ltd.	0.22	239,391
4,875,000	*	Walsin Lihwa Corp.	2.02	2,212,755
				2,452,146
Electronic Components — 5.61%
187,000		Career Technology (MFG.) Co., Ltd.	0.26	286,282
83,800		Catcher Technology Co., Ltd.	0.44	485,067
439,368		Delta Electronics Inc.	0.62	683,060
466,000	*	Foxconn Technology Co., Ltd.	1.61	1,761,411
101,400		Largan Precision Co., Ltd.	0.61	667,126
101,909		Merry Electronics Co., Ltd.	0.25	272,381
216,347		Tripod Technology Corp.	0.43	465,336
706,996		Wus Printed Circuit Co., Ltd.	0.27	291,833
3,141,000	*	Yageo Corp.	1.12	1,222,024
				6,134,520
Electronics — 0.43%
326,000		Synnex Technology International Corp.	0.43	475,363
See accompanying notes to financial statements and accountants’ review report.
TAIWAN GREATER CHINA FUND
Schedule of Investments (Unaudited) / June 30, 2005

Flat-Panel Displays — 9.09%
3,514,000	shs. *	AU Optronics Corp.	5.38	$ 5,879,823
1,287,913		Chi Mei Optoelectronics Corp.	1.84	2,008,354
3,649,000	*	Chunghwa Picture Tubes, Ltd.	1.47	1,604,337
860,000	*	Quanta Display Inc.	0.40	443,397
				9,935,911
Food — 1.65%
3,829,000		Uni-President Enterprise Corp.	1.65	1,804,590

Glass, Paper & Pulp — 0.53%
421,476		Taiwan Glass Ind. Corporation	0.35	375,949
495,000	*	Yuen Foong Yu Paper Manufacturing Co., Ltd.	0.18	198,063
				574,012
Computer Peripherals/ODM — 8.93%
3,393,285		BenQ Corp.	3.02	3,295,077
999,000		CMC Magnetics Corp.	0.42	461,344
62,000		High Tech Computer Corp.	0.48	525,573
3,135,300		Lite-on Technology Corp.	3.30	3,609,835
559,200		Premier Image Technology Corp.	0.58	634,992
3,248,009		Ritek Inc.	1.13	1,232,834
				9,759,655
Plastics — 11.03%
2,729,320		Formosa Chemicals & Fiber Corp.	4.86	5,309,289
1,916,198		Formosa Plastics Corp.	2.87	3,139,619
2,175,920	*	Nan Ya Plastics Corp.	2.94	3,210,712
657,000		Taiwan Styrene Monomer Corp.	0.36	395,883
				12,055,503
Retailing — 0.41%
227,512		President Chain Store Corp.	0.41	449,051

Rubber — 1.35%
1,311,160		Cheng Shin Rubber Ind. Co., Ltd.	1.35	1,474,355

Semiconductors — 14.79%
1,312,314	*	Advanced Semiconductor Engineering, Inc.	0.90	983,769
80,000		MediaTek Inc.	0.63	694,607
93,400		Novatek Microelectronics Corp.	0.37	400,307
662,100		Siliconware Precision Industries Co., Ltd.	0.60	653,409
170,600		Sunplus Technology Co., Ltd.	0.22	240,669
4,645,832		Taiwan Semiconductor Manufacturing Co., Ltd.	7.41	8,096,959
7,008,640	*	United Microelectronics Corp.	4.66	5,098,805
				16,168,525
Steel & Other Metals — 8.64%
8,241,260		China Steel Corp.	7.63	8,341,620
2,091,000		Yieh Phui Enterprise Co., Ltd.	1.01	1,097,916
				9,439,536
Textiles — 0.53%
809,256		Far Eastern Textile Ltd.	0.53	579,777

See accompanying notes to financial statements and accountants’ review report
TAIWAN GREATER CHINA FUND
Schedule of Investments (Unaudited) / June 30, 2005

Transportation — 3.34%
739,600	shs.	China Airlines Ltd.	0.38	$ 409,394
681,602	*	Eva Airways Corp.	0.30	330,938
1,167,619		Evergreen Marine Corp. (Taiwan) Ltd.	0.95	1,041,495
432,150		Wan Hai Lines Ltd.	0.40	430,578
1,604,227		Yang Ming Marine Transport Corp.	1.31	1,433,478
				3,645,883
Other — 4.17%
963,000		Giant Manufacturing Co., Ltd.	1.42	1,556,517
602,000		Great China Metal Industry Co., Ltd.	0.28	300,857
156,480	*	Nien Made Enterprise Co., Ltd.	0.22	246,240
2,339,326		Pou Chen Corp.	1.75	1,916,449
280,000		Taiwan Fu Hsing Industrial Co., Ltd.	0.29	315,293
254,887		Taiwan Hon Chuan Enterprise Co., Ltd.	0.21	224,130
				4,559,486

TOTAL COMMON STOCK (COST $113,092,998)				108,773,020

SHORT-TERM SECURITIES — 0.19%
Time Deposit — 0.19%
HSBC Bank USA (Grand Cayman), 2.700%, Due 7/2/05			0.19	209,726

TOTAL INVESTMENTS IN SECURITIES AT MARKET VALUE			99.70	108,982,746
(COST $113,302,724)

OTHER ASSETS (LESS LIABILITIES)			0.30	326,378

NET ASSETS			100.00	$109,309,124

* Non-income producing: these stocks did not pay a cash dividend during the year.

See accompanying notes to financial statements and accountants' review report.

TAIWAN GREATER CHINA FUND
Statement of Assets and Liabilities
June 30, 2005 (Unaudited)(Expressed in U.S. Dollars)

Assets
Investments in securities at fair value (Notes 2B, 2C, 3 and 6):
Common Stock (cost — $113,092,998)	$ 108,773,020
Short-term securities (cost — $209,726)	209,726
Total investment in securities at fair value (cost — $113,302,724)	108,982,746

Cash	138,011
Foreign cash	52,468
Receivable for dividend	506,724
Office equipment (Note 2D)	27,719
Prepaid expenses and other assets	72,796
Total assets	109,780,464

Liabilities

Accrued employee salaries and bonus	124,164
Professional fees payable	119,866
Custodian fee payable (Note 5)	28,791
Administration fee payable (Note 4)	27,642
Payable for fund shares repurchased	27,410
Accrued taxes in the Republic of China (Note 2H)	25,222
Other accrued expenses	118,245
Total liabilities	471,340

Net assets	$ 109,309,124

Components of net assets
Par value of shares of beneficial interest (Note 7)	200,053
Additional paid-in capital (Note 7)	220,518,687
Accumulated net investment income	35,652,136
Accumulated realized loss on investments	(109,251,260)
Unrealized depreciation on investments (Note 6)	(4,319,978)
Cumulative translation adjustment (Note 2F)	(33,490,514)

Net assets	$ 109,309,124

Net asset value per share (20,005,318 shares issued and outstanding, par value $0.01)	$5.46

TAIWAN GREATER CHINA FUND
Statement of Operations
For the Six Months Ended June 30, 2005 (Unaudited)(Expressed in U.S. Dollars)

Investment income (Note 2C)
Dividends	$ 658,653
Interest	6,928
665,581

Republic of China taxes (Note 2H)	(155,858)

509,723

Expenses
Portfolio management expenses:
Personnel expenses	284,875
Research expenses	50,675
Rental expenses	30,288
Travel expenses	24,390
Other expenses	9,566

Shareholder communication expenses	138,731
Legal fees and expenses	98,953
Custodian fee (Note 5)	83,622
Administrative fee (Note 4)	80,024
Trustee fees and expenses	79,369
Audit fee	70,461
Insurance expenses	41,268
Other expenses	60,264

1,052,486

Net investment loss	(542,763)

Net realized and unrealized gain/(loss) on investments and foreign currencies (Notes 2E and 6)
Net realized gain on:
investments (excluding short-term investments)	1,193,445
foreign currency transactions	37,919
net realized gain on investments and foreign currency transactions	1,231,364

Net changes in unrealized appreciation / depreciation on:
investments	1,074,176
translation of assets and liabilities in foreign currencies	(449,829)

Net realized and unrealized gain from investments and foreign currencies	1,855,711

Net increase in net assets resulting from operations	$ 1,312,948

See accompanying notes to financial statements and accountant's review report.

TAIWAN GREATER CHINA FUND
Statement of Changes in Net Assets
For the Six Months Ended June 30, 2005, and the Year ended December 31, 2004 (Expressed in U.S. Dollars)
	Six Months
	Ended June 30,	Year Ended
	2005	December 31,
	(Unaudited)	2004
Net increase/decrease in net assets resulting from operations
Net investment loss	$ (542,763)	$ (388,769)
Net realized gain / loss on investments and foreign currency
transactions	1,231,364	13,897,385
Unrealized appreciation / depreciation on investments (including
the effect of a change in accounting principle) (Note 2J)	1,074,176	(20,774,304)
Unrealized appreciation / depreciation on translation of
assets and liabilities in foreign currencies	(449,829)	7,678,828

Net increase in net assets resulting from operations	1,312,948	413,140

Distribution to shareholders (Note 2G)	-	(326,989)

Capital share transactions:
Cost of tender offer (Note 7B)	-	(50,901,403)
Cost of shares repurchased (Note 7A)	(8,470,461)	(518,737)

Net assets, beginning of period	116,466,637	167,800,626

Net assets, end of period	$ 109,309,124	$ 116,466,637

See accompanying notes to financial statements and accountant's review report.

TAIWAN GREATER CHINA FUND
Financial Highlights
(Expressed in U.S. Dollars)

	Six Months
	Ended
	June 30, 2005	Years Ended December 31,
	(Unaudited)	2004	2003	2002	2001	2000

Per share operating performance:
Net asset value, beginning of year	5.37	5.13	4.37	5.40	5.78	10.23
Net investment loss	(0.03)	(0.01)	(0.02)	(0.06)	(0.05)	(0.11)
Net realized and unrealized gain / loss
on investments (a)	0.11	(0.24)	0.73	(1.02)	0.06	(3.56)
Net realized and unrealized
appreciation / depreciation on
translation of foreign currencies (a)	(0.02)	0.26	0.11	0.05	(0.39)	(0.41)
Total from investment operations	0.06	0.01	0.82	(1.03)	(0.38)	(4.08)

Distributions to Shareholders from:
Net investment income	—	(0.01)	(0.06)	—	—	—
Net realized gain on investments	—	—	—	—	—	(0.37)
Total distributions*	—	(0.01)	(0.06)	—	—	(0.37)

Capital Stock Transactions:
Share Tender Offer/Repurchase	0.03	0.24	—	—	—	—

Net asset value, end of period	5.46	5.37	5.13	4.37	5.40	5.78

Per share market price, end of period	5.11	4.90	4.75	4.05	4.75	4.56

Total investment return (%):
Based on Trust's market price	4.29	3.42	18.79	(14.74)	4.17	(41.71)
Based on Trust's net asset value	1.68	4.94	18.75	(19.07)	(6.57)	(39.94)
U.S. $ return of Taiwan Stock Exchange Index	1.96	11.69	35.32	(19.03)	10.16	(46.62)

Ratios and supplemental data:
Net assets, end of period (in thousands)	109,309	116,467	167,801	142,936	176,526	188,939
Ratio of expenses to average net assets (%)	0.97 +	2.79	2.57	2.19	2.01	1.67
Ratio of net investment loss to average net assets (%)	(0.50) +	(0.27)	(0.44)	(1.23)	(1.01)	(1.09)
Portfolio turnover ratio (%)	3	137	78	107	173	165

*	See Note 2G for information concerning the Trust's distribution policy.
(a) Cumulative effect of change in accounting principle resulted in a $0.06 reduction in realized gain/losses on investments and foreign currency transactions and a $0.06 increase in unrealized appreciation / depreciation on investments and foreign currency translation during 2004.
+	Not Annualized

TAIWAN GREATER CHINA FUND
Notes to Financial Statements / June 30, 2005 (Expressed in U.S. Dollars) (Unaudited)

Note 1 — Organization and Acquisition of The Taiwan (R.O.C.) Fund
The Taiwan Greater China Fund (the “Trust”, formerly known as The R.O.C. Taiwan Fund) is a Massachusetts business trust formed in July 1988 and registered with the U.S. Securities and Exchange Commission as a diversified, closed end management investment company under the Investment Company Act of 1940. The Trust changed its name from The R.O.C. Taiwan Fund to the Taiwan Greater China Fund on December 29, 2003. The change took effect on the New York Stock Exchange on January 2, 2004.

The Trust was formed in connection with the reorganization (the “Reorganization”) of The Taiwan (R.O.C.) Fund (the “Fund”). The Fund, which commenced operations in October 1983, was established under the laws of the Republic of China as an open-end contractual investment fund pursuant to an investment contract between International Investment Trust Company Limited and the Central Trust of China, as custodian. Pursuant to the Reorganization, which was completed in May 1989, the Trust acquired the entire beneficial interest in the assets constituting the Fund. On February 23, 2004, the investment contract was terminated and substantially all of the assets held in the Fund were transferred to the direct account of the Trust. The Trust thereupon converted to internal management and now directly invests in Taiwan as a Foreign Institutional Investor (“FINI”). The Fund was subsequently liquidated.

As required by the Trust’s Declaration of Trust, if the Trust’s shares trade on the market at an average discount to net asset value (“NAV”) of more than 10% in any consecutive 12-week period after the most recent vote by the Trust’s shareholders, the Trust must submit to the shareholders for a vote at its next annual meeting a binding resolution that the Trust be converted from a closed-end to an open-end investment company. The affirmative vote of a majority of the Trust’s outstanding shares is required to approve such a conversion.

At the Annual Meeting of Shareholders held June 21, 2005, the shareholders approved the adoption by the Trust of an interval fund structure which allows for the Trust to provide for the semi-annual repurchase of shares.

Note 2 — Summary of Significant Accounting Policies
A — Basis of presentation — The accompanying financial statements of the Trust have been prepared in accordance with U.S. generally accepted accounting principles.

B — Valuation of investments — Common stocks represent securities that are traded on the Taiwan Stock Exchange or the Taiwan over-the-counter market. Securities traded on a principal securities exchange are valued at the closing price on such exchange. Short-term investments are valued at amortized cost, which approximates fair value. Under this method, the difference between the cost of each security and its value at maturity is accrued into income on a straight-line basis over the days to maturity. When price movements are constrained by collars imposed by Republic of China regulations and when market quotations are not otherwise readily available, securities are valued at fair value as determined in good faith under the procedures established by and under the supervision of the Trust’s Trustees.

C — Security transactions and investment income —Security transactions are recorded on the date the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis as it is earned.

D — Office equipment — Office equipment is stated at cost less accumulated depreciation. Depreciation is applied from the month such assets were placed into service, using the straight-line method over the respective useful lives of such assets.

TAIWAN GREATER CHINA FUND
Notes to Financial Statements / June 30, 2005 (Expressed in U.S. Dollars) (Unaudited)

E — Realized gains and losses — For federal income tax purposes and financial reporting purposes, realized gains and losses on securities transactions are determined using the first-in, first-out method and the specific identification method, respectively. For the fiscal year ended December 31, 2004, the Trust utilized $7,902,568 of capital loss carryover with a total capital loss carryover of $109,550,145 remaining. This capital loss carryover may be used to offset any future capital gains generated by the Trust, and, if unused, $81,239,188 of such loss will expire on December 31, 2009, $16,589,494 of such loss will expire on December 31, 2010 and $11,721,463 of such loss will expire on December 31, 2011.

Post October losses represent losses realized on investment transactions from November 1, 2004 through December 31, 2004. In accordance with federal income tax regulations, the Trust expects to elect to defer capital losses of $932,479 and currency losses of $635,744 and treat them as arising during the fiscal year ending December 31, 2005.

F — Foreign currency translation — Substantially all of the Trust’s income is earned, and its expenses are partially paid in New Taiwan Dollars (“NT$”). The cost and market value of securities, currency holdings, and other assets and liabilities that are denominated in NT$ are reported in the accompanying financial statements after translation into United States Dollars based on the closing market rate for United States Dollars in Taiwan at the end of the period. At June 30, 2005, that rate was approximately NT$31.615 to $1.00. Investment income and expenses are translated at the average exchange rate for the period. Currency translation gains or losses are reported as a separate component of changes in net assets resulting from operations.

The Trust does not separately record that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

G — Distributions to shareholders — It is the Trust’s policy to distribute all ordinary income and net capital gains calculated in accordance with U.S. federal income tax regulations. Such calculations may differ from those based on U.S. generally accepted accounting principles. Permanent book to tax differences primarily relate to the treatment of the Trust’s gains from the disposition of passive foreign investment company shares as well as the nondeductibility of net operating losses for U.S. federal income tax purposes. Temporary book to tax differences are primarily due to differing treatments for certain foreign currency losses.

H — Taxes — The Trust intends to continue to elect and to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). If the Trust complies with all of the applicable requirements of the Code, it will not be subject to U.S. federal income and excise taxes provided that it distributes all of its investment company taxable income and net capital gains to its shareholders.

The Republic of China (“R.O.C.”) levies a tax at the rate of 20% on cash dividends and interest received by the Trust on investments in R.O.C. securities. In addition, a 20% tax is levied based on par value of stock dividends (except those which have resulted from capitalization of capital surplus) received by the Trust. For the six months ended June 30, 2005, total par value of stock dividends received was $191,138.

Realized gains on securities transactions are not subject to income tax in the R.O.C.; instead, a securities transaction tax of 0.3% of the market value of stocks sold or transferred, is levied. Proceeds from sales of investments are net of securities transaction tax of $45,741 paid for the six months ended June 30, 2005.

TAIWAN GREATER CHINA FUND
Notes to Financial Statements / June 30, 2005 (Expressed in U.S. Dollars) (Unaudited)

I — Use of estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements, financial highlights and accompanying notes. Actual results could differ from those estimates.

J — Change in accounting policy for measurement of the cost basis of investments— During the fiscal year 2004 the Trust changed from use of the average-cost method of measuring the cost of investments for financial statement reporting to the specific identification method which enables the Trust to more closely align the measure of cost used for both financial reporting and tax reporting. This change has been evaluated by the Trust as a change in application of an accounting principle which, pursuant to accounting requirements under U.S. generally accepted accounting principles, should be applied retroactively to all financial statement periods presented if the effect of change is deemed to be material to those financial statements. The effect of adopting this change was to reduce reported realized gains for the year ended December 31, 2004 by $1,823,027 with an offsetting increase in the net change in unrealized appreciation/depreciation. The impact of adopting this change in application of accounting principle was not material to the reported cost of net investments as of December 31, 2003. This change has no impact on the Trust’s valuation of investments described in Note 2(B).

Note 3 — Investment Considerations
Because the Trust concentrates its investments in publicly traded equity and debt securities issued by R.O.C. corporations, its portfolio involves considerations not typically associated with investing in U.S. securities. In addition, the Trust is more susceptible to factors adversely affecting the R.O.C. economy than a fund not concentrated in these issuers to the same extent. Since the Trust’s investment securities are primarily denominated in New Taiwan Dollars, changes in the relationship of the New Taiwan Dollar to the U.S. Dollar may also significantly affect the value of the investments and the earnings of the Trust.

Note 4 — Administrative Management
A — Since October 1, 2004, Brown Brothers Harriman & Co. (“BBH”) has provided administrative and accounting services for the Trust, including maintaining certain books and records of the Trust, and preparing certain reports and other documents required by federal and/or state laws and regulations. The Trust pays BBH a monthly fee for these services at an annual rate of 0.06% of the NAV of the Trust’s assets up to $200 million, 0.05% of such NAV equal to or in excess of $200 million up to $400 million and 0.04% of such NAV equal to or in excess of $400 million.

Note 5 — Custodian
Since October 1, 2004, BBH has served as custodian of the assets of the Trust. The Trust pays BBH a monthly fee for securities in the Taiwan market at an annual rate of 0.15% of the NAV of the Trust’s assets up to $200 million, 0.13% of such NAV equal to or in excess of $200 million up to $400 million and 0.11% of such NAV equal to or in excess of $400 million. The total payment to BBH for administrative and custodial services is subject to a minimum annual fee of $200,000.

Note 6 — Investments in Securities
Purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended June 30, 2005, included approximately $3,589,285 for stock purchases and approximately $11,789,643 for stock sales, respectively.

At June 30, 2005, the cost of investments, excluding short-term investments, for U.S. federal income tax purposes was approximately equal to the cost of such investments for financial reporting purposes. At June 30, 2005, the unrealized depreciation of $4,319,978 for financial reporting purposes consisted of $8,205,412 of gross unrealized appreciation and $12,525,390 of gross unrealized depreciation.

TAIWAN GREATER CHINA FUND
Notes to Financial Statements / June 30, 2005 (Expressed in U.S. Dollars) (Unaudited)

Note 7 — Shares of Beneficial Interest
A — The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest or additional classes of other securities. The shares have a par value of $0.01, and no other classes of securities are outstanding at present. The Trust has a repurchase program which allows for the repurchase of up to 10% of the outstanding shares. The share repurchase program commenced on November 1, 2004.

In connection with the share repurchase program, the Board of Trustees authorized management to repurchase Trust shares in one or more block transactions provided that no block exceeds 500,000 shares on any day, no more than 1,000,000 shares in total are repurchased in block transactions, and that such share repurchases are made on the New York Stock Exchange and in compliance with the safe harbor provided by Rule 10b-18 under the Securities Exchange Act of 1934. This does not increase the overall repurchase authorization and the Trust will continue to make non-block share repurchases under its share repurchase program.

During the six-month period ended June 30, 2005, the Trust repurchased 1,681,700 shares, including block transactions totaling 1,000,000 shares, at an average price of $4.99. The weighted average discount per share between the repurchase cost and the net asset value applicable to such shares at the date of repurchase was 6.95%. At June 30, 2005, 20,005,318 shares were outstanding.

The Trust has adopted an interval fund structure pursuant to which it will make semi-annual repurchase offers of its shares of beneficial interest. The percentage of outstanding shares of beneficial interest that the Trust can offer to repurchase in each repurchase offer will be established by the Trust’s Board of Trustees shortly before the commencement of each offer, and will be between 5% and 25% of the Trust’s outstanding shares of beneficial interest. If the repurchase offer is oversubscribed, the Trust may, but is not required to, repurchase up to an additional 2% of shares outstanding. The Board of Trustees has determined that the repurchase pricing date for the first repurchase offer will be December 30, 2005, with subsequent repurchase offers to be made semi-annually thereafter.

B — In September 2004, the Trust accepted 10,899,658 shares for payment at a price of $4.67 per share in accordance with its tender offer for up to that number. Pursuant to the tender offer, the purchase price was equal to 99% of the Trust’s net asset value per share determined as of the conclusion of the tender offer. The purchased shares constituted approximately one-third of the Trust’s previously outstanding shares.

TAIWAN GREATER CHINA FUND

The Trust has been certified as a distributing fund by the Board of Inland Revenue of the United Kingdom for the period from its inception to December 31, 2004. The Trust intends to apply for such status for succeeding accounting periods.

Steven R. Champion has been the President, Chief Executive Officer and portfolio manager of the Trust since February 2004. He was Executive Vice President of the Bank of Hawaii from 2001-2003 and Chief Investment Officer of Aetna International from 1997-2001. Mr. Champion also previously served as the portfolio manager of The Taiwan (R.O.C) Fund, predecessor to the Trust, from 1987 to 1989, and President and portfolio manager of the Trust from 1989 to 1992. Other positions he has held include Vice Chairman of the Bank of San Francisco, Chief International Investment Officer at the Bank of America, and Vice President and Country Manager in Taiwan for Continental Illinois National Bank.

Proxy Voting Policy

The Trust’s policy with regard to voting stocks held in its portfolio is to vote in accordance with the recommendations of Institutional Shareholder Services, Inc. (“ISS”) unless the Trust’s portfolio manager recommends to the contrary, in which event the decision as to how to vote will be made by the Executive Committee of the Trust’s Board of Trustees. A summary of the voting policies followed by ISS may be found on the Trust’s website, http://www.taiwangreaterchinafund.com, and a more detailed description of those policies is available on the website of the Securities and Exchange Commission (the “SEC”), http://www.sec.gov. In addition, information regarding how the Trust voted proxies relating to its portfolio securities during the 12-month period ended June 30, 2005 will be available on or through the Trust’s website and on the SEC’s website no later than August 31, 2005.

Portfolio Holdings

The Trust provides a complete list of its Portfolio Holdings in its report to shareholders four times each year, at each quarter end. For the second and fourth quarters, the list of portfolio holdings appears in the Trust’s semi-annual and annual reports to shareholders. For the first and third quarters, the list of portfolio holdings appears in its quarterly reports to shareholders. These reports are available on the Trust’s website. The Trust also files the list for the first and third quarters with the Securities and Exchange Commission on Form N-Q, which can be looked up on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-800-SEC-0330.

For additional information regarding the Trust, including additional portfolio manager commentary and portfolio holdings information as of the end of each fiscal quarter please visit our website at http://www.taiwangreaterchinafund.com.

2005 ANNUAL MEETING OF SHAREHOLDERS

On June 21, 2005, the Trust held an annual meeting to:

i)	Elect two trustees, each to serve for a term expiring on the date of the 2008 Annual Meeting of Shareholders or the special meeting in lieu thereof;

(ii)	Consider whether to approve the conversion of the Trust from a closed-end investment company into an open-end investment company; and

(iii)	Consider whether to approve a fundamental policy whereby the Trust would adopt an interval fund structure with semi-annual repurchases.

The results of the shareholder votes are shown below. Proxies representing 16,682,136, or 82.39%, of the 20,246,218 eligible shares outstanding were voted in respect of the election of trustees. Frederick C. Copeland, Jr. and Robert P. Parker were each elected for a term expiring in 2008. The Trustees of the Trust recommended that shareholders vote against the conversion proposal which would have required the affirmative vote of a majority of outstanding shares to pass. Proxies representing approximately 21.65% were voted for the conversion. As a result, the proposal to convert the Trust to an open-end investment company was not approved. The Trustees of the Trust recommended that shareholders vote for the fundamental policy whereby the Trust would adopt an interval fund structure with semi-annual repurchases. Proxies representing approximately 57.52% were voted for the adoption of an interval fund structure, and the proposal was therefore approved.

	For	Withheld
Nominees to the Board of Trustees
Frederick C. Copeland, Jr	12,904,000	3,778,136
Robert P. Parker	12,903,382	3,778,754
Edward B. Collins and David N. Laux, whose terms did not expire in 2005, remain trustees.

	For	Against	Abstain
Conversion of the Trust from a closed-end to an open-end investment company	4,383,397	8,105,185	13,107
Proxies covering 4,180,447 shares, or 25.06% of the shares represented at the meeting, were not voted on this issue.

	For	Against	Abstain
Adopt interval fund structure	11,645,415	791,177	65,097
Proxies covering 4,180,447 shares, or 25.06% of the shares represented at the meeting, were not voted on this issue.

Review Report of Independent Registered Public Accounting Firm

Trustees and Shareholders of the
Taiwan Greater China Fund

We have reviewed the accompanying statement of assets and liabilities of the Taiwan Greater China Fund, a Massachusetts business trust (the “Trust”), including the schedule of investments, as of June 30, 2005, and the related statements of operations and of changes in net assets and the financial highlights for the six-month period ended June 30, 2005. These financial statements and financial highlights are the responsibility of the Trust’s management.

We conducted our review in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the financial statements and financial highlights referred to above in order for them to be in conformity with U.S. generally accepted accounting principles.

We have previously audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the consolidated statement of changes in net assets for the year ended December 31, 2004, and the consolidated financial highlights for each of the years in the five-year period ended December 31, 2004, and in our report dated January 20, 2005, we expressed an unqualified opinion on the consolidated statement of changes in net assets and financial highlights.

Taipei, Taiwan
August 1, 2005
/s/ KPMG Certified Public Accountants

ITEM 2. CODE OF ETHICS.

Not applicable. This item is only required in an annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable. This item is only required in an annual report on this Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable. This item is only required in an annual report on this Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable. This item is only required in an annual report on this Form N-CSR.

ITEM 6. A Schedule of Investments is included as part of the report to shareholders filed under item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. This item is only required in an annual report on this Form N-CSR.

ITEM 8. Portfolio Managers of Closed-End Management Investment Companies.

8(a)(1) Not applicable. This item is only required in an annual report on this Form N-CSR.

8a(2) Not applicable. This item is only required in an annual report on this Form N-CSR

8a(3) Not applicable. This item is only required in an annual report on this Form N-CSR.

8(a)(4) Not applicable. This item is only required in an annual report on this Form N-CSR.

8(b) There has been no change, as of the date of filing, in the Portfolio Manager identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 1 to January 31	149,200 (a)	4.69	149,200	1,918,432(b)
February 1 to February 28	1,109,600 (a)	5.06	1,109,600	808,832(b)
March 1 to March 31	128,600 (a)	5.04	128,600	680,232(b)
April 1 to April 30	100,000 (a)	4.71	100,000	580,232(b)
May 1 to May 31	93,100 (a)	4.79	93,100	487,132(b)
June 1 to June 30	101,200 (a)	5.06	101,200	385,932(b)
(a)	Open Market repurchase
(b)	Fund may repurchase up to 2,179,932 shares under its repurchase program commenced November 1, 2004. The repurchase program does not have an expiration date.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors..

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on their evaluation of these controls and procedures of such disclosure controls and procedures as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act,) that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) CODE OF ETHICS REQUIRED BY ITEM 2 OF FORM N-CSR:

Not applicable.

(a)(2) CERTIFICATIONS REQUIRED BY RULE 30A-2(A) UNDER THE INVESTMENT COMPANY ACT OF 1940:

See Exhibit 99.77Q3Cert attached hereto.

(b) CERTIFICATIONS REQUIRED BY RULE 30A-2(B) UNDER THE INVESTMENT COMPANY ACT OF 1940 AND RULE 13A-14(B) UNDER THE SECURITIES EXCHANGE ACT OF 1934:

See Exhibit 99.906Cert attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Taiwan Greater China Fund

By: /s/ Steven R. Champion
----------------------------------
Name: Steven R. Champion
Title: President and Chief Executive Officer

Date: August 24, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Steven R. Champion
----------------------------------
Name: Steven R. Champion
Title: President and Chief Executive Officer

By: /s/ Cheryl Chang
----------------------------------
Name: Cheryl Chang
Title: Chief Financial Officer

Date: August 24, 2005